Exhibit (10)(cd)

TO:	Vice President/General Manager

FROM:	Raymond J. De Hont

SUBJECT:	FYE 2012 Management Incentive Plan

Incentive Level:

Participants in the Management Incentive Plan will be eligible for competitive target bonuses as a percentage of salary as shown below:

Vice President/General Manager	25%

Bonuses will be considered and calculated based upon the attainment of the Business Unit Profit Before Tax (PBT), Business Unit Net Sales (NS), and Business Unit Return on Assets (ROA) targets for FYE 2012, with an add-on component tied to Corporate Targets.  Business Unit Targets will make up 80% of the overall bonus pool with the remaining 20% driven by the attainment of Corporate Targets (Net Income and Net Sales).

1)         Business Unit Profit Before Tax (PBT):
Under the FYE 2012 Management Incentive Plan, the participant becomes eligible for 70% of the potential bonus amount (at 100% performance) upon the attainment of the PBT target of $                .

The Multipliers based on Business Unit PBT attained are listed below:
Objective Achievement	Business Unit PBT Multiplier
less than 80%	.00
80%	.35
85%	.4375
90%	.525
95%	.6125
100%	.70
105%	.7875
110%	.875
115%	.945
120%	1.225
125%	1.4

FYE 2012 Management Incentive Plan

When determining PBT the following items must be considered:

1)	Bonuses for eligible employees must be fully accrued.
2)	Beginning and ending reserves will be considered to determine PBT. All items must be fully reserved at the end of the fiscal year (bad debts, obsolete inventory, advertising, marketing, warranty, etc.).

2)	Business Unit Net Sales:

Under the FYE 2012 Management Incentive Plan, the participant becomes eligible for 15% of the potential bonus amount (at 100% performance) upon the attainment of the Business Unit Net Sales target of $               .  The participant will not qualify for this component of the FYE 2012 Management Incentive Plan if the payment threshold for the Business Unit PBT target is not attained.

The Multipliers based on Business Unit Net Sales attained are listed below:
Objective Achievement	Business Unit Net Sales Multiplier
less than 85%	0.00
85%	.075
90%	.10
95%	.125
100%	.15
105%	.1688
110%	.1875
115%	.225
120%	.2625
125%	.30

3)         Business Unit Return on Assets (ROA):

Under the FYE 2012 Management Incentive Plan, the participant becomes eligible for 15% of the potential bonus amount (at 100% performance) upon the attainment of the Business Unit ROA target of       %.  The participant will not qualify for this component of the FYE 2012 Management Incentive Plan if the payment threshold for the Business Unit PBT target is not attained.

FYE 2012 Management Incentive Plan

The Multipliers based upon actual Business Unit ROA is listed below:
Objective Achievement	Business Unit ROA Multiplier
less than 80%	0.00
80%	.075
85%	.0875
90%	.1125
95%	.1313
100%	.15
105%	.1688
110%	.1875
115%	.225
120%	.265
125%	.30

4)         Corporate Targets

The Corporate Targets make up 20% of the overall bonus pool and are comprised of Corporate Net Income (70%) and Corporate Net Sales (30%).

The participant will not qualify for this component of the FYE 2012 Management Incentive Plan if the actual Corporate Net Income is less than 75% of the Corporate Net Income Target.

a)	Corporate Net Income Multiplier

Under the FYE 2012 Management Incentive Plan, the participant becomes eligible for 70% of the potential Corporate bonus amount (at 100% performance) upon the attainment of the Corporate Net Income target of $                .

FYE 2012 Management Incentive Plan

The Multipliers based upon actual Corporate Net Income are listed below:

Corporate Net
Objective Achievement	Income Multiplier
less than 75%	0.00
75%	.35
80%	.42
85%	.49
90%	.56
95%	.63
100%	.70
105%	.7875
110%	.8750
115%	1.05
120%	1.225
125%	1.40

b)	Corporate Net Sales Multiplier

Under the FYE 2012 Management Incentive Plan, the participant becomes eligible for 30% of the potential Corporate bonus amount (at 100% performance) upon the attainment of the Corporate Net Sales target of $                .

The Multipliers based upon actual Corporate Net Sales are listed below:

Corporate Net Sales
Objective Achievement	Multiplier
less than 85%	0.00
85%	.15
90%	.20
95%	.25
100%	.30
105%	.3375
110%	.375
115%	.45
120%	.525
125%	.60

FYE 2012 Management Incentive Plan

Bonus Amount:

(Salary x Incentive Level x 80%) x (Business Unit PBT Multiplier)
+
(Salary x Incentive Level x 80%) x (Business Unit Net Sales Multiplier)
+
(Salary x Incentive Level x 80%) x (Business Unit ROA Multiplier)
+
(Salary x Incentive Level x 20%) x (Corporate Net Income Multiplier)
+
(Salary x Incentive Level x 20%) x (Corporate Net Sales Multiplier)

Note:

This Management Incentive Plan (“Plan”) is not a contract that entitles you to an award if the Plan objectives for the fiscal year are met; rather, this Plan is a discretionary short term cash bonus plan administered by the Compensation and Management Development Committee of the Board of Directors (the “Committee”). The Committee retains the sole and absolute discretion to deny and not pay bonuses under the Plan and to reduce bonuses payable under the Plan, notwithstanding the attainment of objectives under the Plan; to increase or pay bonuses under the Plan, even if the objectives under the Plan have not been met; and to further condition, modify or amend the objectives and conditions of eligibility under the Plan. The Committee also retains the sole discretion with respect to awards to be paid, if any, in connection with separations from employment that occur during a Plan year.

FYE 2012 Management Incentive Plan

Examples of Individual Award with Salary of $100,000 and Incentive Level of 25%:

Example #1:

Goals achieved:
1)	Business Unit PBT	=	100%
2)	Business Unit Net Sales	=	100%
3)	Business Unit ROA	=	100%
4)	Corporate Net Income	=	100%
5)	Corporate Net Sales	=	100%

Business Unit Bonus amount	=	($100,000 x 25% x .8)	=	$20,000

Business Unit PBT	=	($20,000 x .7)	=	$14,000
+
Business Unit Net Sales	=	($20,000 x .15)	=	$3,000
+
Business Unit ROA	=	($20,000 x .15)	=	$3,000
Business Unit Bonus	=			$20,000

Corporate Net Income Bonus amount	=	($100,000 x 25% x .2) x .7	=	$3,500
Corporate Net Sales Bonus amount	=	($100,000 x 25% x .2) x .3	=	$1,500
Corporate Bonus	=			$5,000

Business Unit Bonus + Corporate Bonus	=	$25,000

Example #2:  No Business Unit Bonus as 80% threshold on Business Unit PBT was not reached

Goals achieved:
1)	Business Unit PBT	=	75%
2)	Business Unit Net Sales	=	100%
3)	Business Unit ROA	=	100%
4)	Corporate Net Income	=	80%
5)	Corporate Net Sales	=	100%

Business Unit Bonus amount	=	($100,000 x 25% x .0)	=	$0

Business Unit PBT	=	($0 x .00)	=	$0
+
Business Unit Net Sales	=	($0 x .15)	=	$0
+
Business Unit ROA	=	($0 x .15)	=	$0
Business Unit Bonus	=			$0

Corporate Net Income Bonus amount	=	($100,000 x 25% x .2) x .42	=	$2,100
Corporate Net Sales Bonus amount	=	($100,000 x 25% x .2) x .3	=	$1,500
Corporate Bonus	=			$3,600

Business Unit Bonus + Corporate Bonus	=	$3,600

FYE 2012 Management Incentive Plan

Example #3:

Goals achieved:
1)	Business Unit PBT	=	80%
2)	Business Unit Net Sales	=	125%
3)	Business Unit ROA	=	115%
4)	Corporate Net Income	=	100%
5)	Corporate Net Sales	=	100%

Business Unit Bonus amount	=	($100,000 x 25% x .8)	=	$20,000

Business Unit PBT	=	($20,000 x .35)	=	$7,000
+
Business Unit Net Sales	=	($20,000 x .3)	=	$6,000
+
Business Unit ROA	=	($20,000 x .225)	=	$4,500
Business Unit Bonus	=			$17,500

Corporate Net Income Bonus amount	=	($100,000 x 25% x .2) x .7	=	$3,500
Corporate Net Sales Bonus amount	=	($100,000 x 25% x .2) x .3	=	$1,500
Corporate Bonus	=			$5,000

Business Unit Bonus + Corporate Bonus	=	$22,500

Example #4:

Goals achieved:
1)	Business Unit PBT	=	125%
2)	Business Unit Net Sales	=	125%
3)	Business Unit ROA	=	125%
4)	Corporate Net Income	=	125%
5)	Corporate Net Sales	=	125%

Business Unit Bonus amount	=	($100,000 x 25% x .8)	=	$20,000

Business Unit PBT	=	($20,000x 1.40)	=	$28,000
+
Business Unit Net Sales	=	($20,000 x .30)	=	$6,000
+
Business Unit ROA	=	($20,000 x .30)	=	$6,000
Business Unit Bonus	=			$40,000

Corporate Net Income Bonus amount	=	($100,000 x 25% x .2) x 1.4	=	$7,000
Corporate Net Sales Bonus amount	=	($100,000 x 25% x .2) x .6	=	$3,000
Corporate Bonus	=			$10,000

Business Unit Bonus + Corporate Bonus	=	$50,000